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                                                                    Exhibit 99.1

                    CONSENT TO TRANSFER AND WARRANT AMENDMENT

                  This Consent to Transfer and Warrant Amendment (the "Agreement") made as of the 22nd day of November, 2002, between Boston Life Sciences, Inc., a Delaware corporation (the "Company"), and Ingalls & Snyder, L.L.C., a New York limited liability company ("I&S"), Robert L. Gipson ("Gipson"), Nikolaos D. Monoyios ("Monoyios") and Ingalls & Snyder Value Partners, L.P., a New York State limited partnership ("ISVP").

                  WHEREAS, Brown Simpson Partners I, Ltd. ("Brown Simpson") has requested the consent of the Company to transfer to I&S for the account of Gipson and Monoyios, as its advisory clients, certain outstanding warrants (the "Warrants") to purchase 1,820,123 shares of the Company's common stock (which Warrants were originally issued pursuant to that certain Securities Purchase Agreement (the "Brown Simpson Purchase Agreement") dated as of September 22, 1999 by and among the Company and affiliates of Brown Simpson), such transfer to be on the terms and conditions set forth in the Securities Purchase Agreement dated as of November 18th, 2002, by and between Brown Simpson and I&S (the "Securities Purchase Agreement);

                  WHEREAS, each of I&S, Gipson and ISVP has represented to the Company that Monoyios is not an "affiliate" or "associate" of such person within the respective meanings ascribed to such terms in Rule 12b-2 of the General Rules and Regulations under the Exchange Act of 1934, as amended, and Monoyios has confirmed such representation;

                  WHEREAS, in anticipation of the transactions contemplated by the Securities Purchase Agreement and subject to the consummation of the transactions contemplated by this Agreement, on November 19, 2002, the Board of Directors of the Company approved an amendment (the "Rights Plan Amendment") to the Rights Agreement, dated as of September 11, 2001, by and between the Company and Continental Stock Transfer & Trust Company, as Rights Agent, as amended by Amendment No. 1 thereto dated as of November 13, 2001 (the "Rights Agreement"); and

                  WHEREAS, ISVP is the holder of the 10% Convertible Senior Secured Promissory Note (the "Note"), dated as of July 25, 2002, issued by the Company.

                  NOW, THEREFORE, in consideration of the premises and mutual covenants and agreements set forth herein and other good and valuable consideration the mutual receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

1. Consent to Warrant Transfer. The Company hereby consents to the transfer of the Warrants as contemplated by the Securities Purchase Agreement.

2. Amendments to Warrants. Upon the closing of the transfer of the Warrants pursuant to the Securities Purchase Agreement, the terms of the Warrants shall be deemed amended and restated in their entirety as set forth in the warrant certificates attached as Exhibit A hereto (the "New Warrant Certificates"). As soon as practicable

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         following the closing of the Warrant Transfer, I&S (on behalf of Gipson and Monoyios) shall tender the existing certificates representing the Warrants to the Company for cancellation. Promptly following receipt of such certificates, the Company shall deliver to I&S (on behalf of Gipson and Monoyios) executed copies of the New Warrant Certificates.

3. Registration Rights. Upon the closing of the transfer of the Warrants pursuant to the Securities Purchase Agreement, (a) the Registration Rights Agreement dated as of September 22, 1999, by and among the Company and affiliates of Brown Simpson shall be terminated and have no further force or effect (the "Brown Simpson Registration Rights Agreement"), and (b) the Company, ISVP, Gipson and Monoyios shall execute an addendum to the Registration Rights Agreement dated as of July 25, 2002, by and among the Company and ISVP (the "ISVP Registration Rights Agreement") in the form attached hereto as Exhibit B.

4. Adjustment to Conversion Price of Note. At or prior to the closing of the transfer of the Warrants pursuant to the Securities Purchase Agreement, the Company shall deliver a Certificate of Adjustment under the Note to ISVP in the form attached hereto as Exhibit C. ISVP hereby acknowledges and agrees that no other adjustment to the terms of the Note shall be made on account of the transactions contemplated by the Agreement.

5. Rights Plan Amendments. At or prior to the closing of the transfer of the Warrants pursuant to the Securities Purchase Agreement, the Company shall deliver an executed copy of the Rights Plan Amendment to I&S.

6. Further Assurances. The parties hereby agree to do, execute, acknowledge and deliver all such further acts, assurances, assignments, transfers, conveyances and other instruments and papers as may be reasonably necessary or appropriate to carry out the transactions contemplated by this Agreement.

7. Entire Agreement. This Agreement, together with other documentation referred to herein or required to be delivered pursuant to the terms hereof, contains the terms of the entire agreement among the parties with respect to the subject matter hereof and supersedes any and all prior agreements, commitments, representations, warranties, understandings, discussions, negotiations or arrangements of any nature relating thereto, including but not limited to the Brown Simpson Purchase Agreement, the Brown Simpson Registration Rights Agreement, the Omnibus Agreement, dated as of May 31, 2001, by and between the Company and Brown Simpson, and the Omnibus Agreement II, dated as of May 16, 2002, by and between the Company and Brown Simpson, each of which shall have no further force and effect.

8. Governing Law; Jurisdiction. This Agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to the conflict of laws provisions thereof. The parties hereto irrevocably consent to the jurisdiction of the United States federal courts and the state courts located in the State of New York

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         in any suit or proceeding based on or arising under this Agreement and irrevocably agree that all claims in respect of such suit or proceeding may be determined in such courts. The parties hereto irrevocably waive the defense of an inconvenient forum to the maintenance of such suit or proceeding. Each of the parties hereto further agrees that service of process upon it mailed by first class mail shall be deemed in every respect effective service of process upon it in any such suit or proceeding. Nothing herein shall affect the right of any Purchaser or the Company to serve process in any other manner permitted by law. The parties hereto agree that a final non-appealable judgment in any such suit or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on such judgment or in any other lawful manner.

9. Counterparts. This Agreement may be executed in two or more counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party.

10. Headings. The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.

11. Severability. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement or the validity or enforceability of this Agreement in any other jurisdiction.

         [The remainder of this page has been left blank intentionally.]

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         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

                                        BOSTON LIFE SCIENCES, INC.


                                        By:   /s/ Joseph P. Hernon
                                           ------------------------------------
                                           Name:   Joseph P. Hernon
                                           Title:  Chief Financial Officer

                                        INGALLS & SNYDER, L.L.C.


                                        By:    /s/ Thomas O. Boucher
                                           ------------------------------------
                                           Name: Thomas O. Boucher, Jr.
                                           Title: Managing Director



                                           /s/ Robert L. Gipson
                                        ---------------------------------------
                                        Robert L. Gipson

                                           /s/ Nikolaos D. Monoyios
                                        ---------------------------------------
                                           Nikolaos D. Monoyios

                                        INGALLS & SNYDER VALUE PARTNERS, L.P.


                                        By:    /s/ Robert L. Gipson
                                           ------------------------------------
                                             Name: Robert L. Gipson
                                             Title: General Partner

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                                    EXHIBIT A

                            New Warrant Certificates

                                 [see attached]


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                                    EXHIBIT B

                 Addendum to ISVP Registration Rights Agreement

                                 [see attached]

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                                    EXHIBIT C

               Certificate of Adjustment to Note Conversion Price

                                 [see attached]